PROMISSORY NOTE

$3,000,000.00

October 15, 2022 ("Effective Date")
Manatee County, Florida

FOR VALUE RECEIVED, Upexi 17129 Florida, LLC, a Delaware limited liability company, whose address is 17129 U.S. Highway 19 N., Clearwater, Florida 33760 and Upexi, Inc., a Nevada corporation, formerly known as Grove, Inc., a Nevada corporation, whose address is 17129 U.S. Highway 19 N., Clearwater, Florida 33760 (collectively the "Borrower"), promise to pay to Professional Bank, a Florida state-chartered bank, whose address is 396 Alhambra Circle, Suite 255, Coral Gables, Florida 33134 ("Lender"), or at such other place as the Lender may from time to time direct Borrower in writing, the principal sum of THREE MILLION AND 00/100 ($3,000,000.00) DOLLARS, plus interest on such amounts thereof as may be advanced from time to time and at the rate or rates set forth below.

1. Loan Agreement. This Note is subject to the provisions of that certain Loan Agreement between Lender and Borrower of even date herewith, as modified from time to time ("Loan Agreement").

2. Payments and Maturity Date. Beginning on November 15, 2022, and continuing on the same day of each month thereafter for the first sixty (60) months, Borrower shall make fixed payments of principal and interest in the amount of **$31,629.77**. Thereafter, starting on the sixty-first (61st) month and continuing through and until the Maturity Date, Borrower shall make fixed principal and interest payments that include the later Adjusted Interest Rate as more fully set forth below. Lender shall provide Borrower with the amount of the monthly fixed principal and later Adjusted Interest Rate payment thirty (30) days prior to such payment being due. The entire outstanding principal balance of this Note and any outstanding accrued interest shall be due and payable in full on October 15, 2032 (the "Maturity Date").

3. Late Charge. Any payment not received within ten (10) days of when due shall be subject to, and it is agreed that Creditor shall collect thereon, a "late charge" in the amount of 5.0% of such delinquent payment. Said "late charge" shall be immediately due and payable and shall be paid by Borrower without notice or demand of Lender.

Any amounts due under this Note are payable in any coin or currency of the United States of America which, at the respective times of payment, is legal tender for the payment of public and private debts.

4. Interest Rate. Except as otherwise provided herein, the unpaid principal balance of this Note and other amounts due hereunder shall bear interest at the rate of 4.80% ("First Applicable Interest Rate") through and until the fifth anniversary of this Note. On the 5th Anniversary of this Note, the Interest Rate shall adjust to the then five-year Treasury Rate plus 175 basis points ("Adjusted Interest Rate" and collectively the First Applicable Interest Rate and Adjusted Interest Rate referenced as the "Interest Rate"). However, at no time shall the Interest Rate be less than the First Applicable Interest Rate. Interest Rate and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period.

5. Loan Documents; Security. This Note is secured by a Real Estate Mortgage and Security Agreement (the "Mortgage"), executed by Borrower in favor of Lender that encumbers certain real and personal property (the "Property"). This Note, the Mortgage, and all other documents or instruments executed by Borrower and/or any guarantor of the Indebtedness or any other party evidencing, securing or

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guaranteeing the Indebtedness or executed in connection with the loan (the "Loan") evidenced by this Note are collectively hereafter referred to as the "Loan Documents."

6. Prepayment. Should Borrower prepay all or any part of the outstanding principal balance evidenced by this Note, Borrower shall pay a prepayment fee of three percent (3%) if the outstanding Loan balance is paid in the first year, two percent (2%) if the outstanding Loan balance is paid in the second year and one percent (1%) if the outstanding Loan balance is paid in the first year. There shall be no prepayment penalty in the fourth year or thereafter. In the event of full prepayment, all accrued interest and other charges evidenced by this Note and any instrument executed in connection with the Loan, shall also be paid at the same time as full principal prepayment. Partial prepayments will not alter the payments under this Note until all the Indebtedness is paid in full. The applicable pre-payment fee percentage will be assessed against the actual outstanding principal loan balance at the time the Loan is prepaid.

7. Application of Payments. Each payment hereunder shall be applied when received to interest, then principal and other sums due in the order designated by Lender, in its sole discretion, at the time of receipt. No such application by Lender shall constitute a cure or waiver of any default by Borrower under this Note, or any of the Loan Documents.

8. Default; Acceleration. If any payment, other than the payment due on the Maturity Date, required to be made to Lender by the terms of this Note, or any other Loan Document is not paid and actually received by Lender at its office within ten (10) days after the due date for such payment, or if the payment due on the Maturity Date is not made on such date, without grace period, or if a default occurs under any other covenant or restriction herein, or in any of the other Loan Documents, which default is not cured within thirty (30) days after written notice from Lender to Borrower, then, or at any time the default is continuing, the whole of the unpaid principal hereof, together with accrued and outstanding interest, and any other sums due or owing pursuant to the terms of this Note or the other Loan Documents shall, at the election of Lender, become immediately due and payable. Lender's election may be exercised at any time after any such event, and the acceptance of one or more payments hereon from any person thereafter shall not constitute a waiver of Lender's election, or of its option to make such election. Lender's failure to make such election shall not be construed as a waiver of the provisions hereof regarding the same or any other subsequent event. The "Default Rate" of interest shall mean the interest charged after the occurrence of an Event of Default and the expiration of any applicable notice and cure periods. The Default Rate shall be a rate of eighteen percent (18%) or the highest rate permitted under applicable law, whichever is greater.

9. Collection and Enforcement Costs. Borrower, and all other persons or entities who are or may become liable on the Indebtedness evidenced by this Note, agree jointly and severally, to the fullest extent permitted by applicable law, to pay all costs of collection, including reasonable attorneys' fees (on an hourly basis) actually incurred and all costs of any action or proceeding (including, but without limitation, commencement of non-judicial foreclosure or private sale), in case the unpaid principal sum of this Note, or any payment of interest or principal and interest thereon, is not paid when due, or in case it becomes necessary to enforce any other obligation of Borrower hereunder or to protect the security for the Indebtedness evidenced hereby, or for the foreclosure by Lender of the Mortgage, or any other Loan Document, or any of them, whether suit be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings. Borrower acknowledges that all such costs are secured by the Loan Documents. As used herein "attorneys' fees" shall be deemed to include fees incurred in appellate, bankruptcy and post-judgment proceedings and shall be deemed to include charges for paralegals, law clerks, and other staff members operating under the supervision of an attorney. Any payment or award of attorneys' fees shall include, as a part thereof, any and all sales and/or use taxes imposed thereon by any appropriate governmental authority.

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10. Waivers. Borrower, and all other persons or entities who are, or may become, liable for all or any part of this Indebtedness, jointly and severally, waive diligence, presentment, protest and demand, notice of protest, of demand, of nonpayment, of dishonor and of maturity and agree that time is of the essence of every provision hereof; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications agreed to by Borrower and Lender of the terms hereof or of the Loan Documents, or any of them, including time for payment, and further agree that any such renewal, extension or modification, or the release or substitution of any person or security for the Indebtedness evidenced hereby, shall not affect the liability of any of such parties for the Indebtedness evidenced by this Note or the obligations under the Loan Documents. Any such renewals, extensions, modifications, releases or substitutions may be made without notice to any of such parties other than Borrower.

11. Right of Holder to Waive Charges and Fees. Lender shall have the right, at any time and from time to time, at its sole option and in its sole discretion, to waive all or any part of any charge due Lender hereunder, but such waiver shall be effective only if made in writing and shall not extend to or constitute a waiver of the same or any other term or provision herein contained or contained in the Loan Documents, or any of them.

12. Remedies Cumulative. The rights and remedies of Lender as provided in this Note and in the Loan Documents shall be cumulative and concurrent and may be pursued singly, successively or together against Borrower, the Property, or any other persons or entities who are, or may become, liable for all or any part of this Indebtedness, or any and all other funds, property or security held by Lender for the payment thereof, or otherwise, at the sole discretion of Lender. Failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies, or the right to exercise them at any later time. The acceptance by Lender of payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of the Lender.

13. Loan Document Provisions Regarding Transfers; Successors. The Loan Documents securing this Note contain provisions for the acceleration of the Indebtedness evidenced hereby upon any transfer of the collateral for this Note, or any part thereof by Borrower. Subject to such limitations on transfers specified in the Loan Documents, the provisions hereof shall be binding upon the legal representatives, successors and assigns of Borrower and shall inure to the benefit of Lender, its legal representatives, successors and assigns. Each person or entity executing this Note on behalf of Borrower hereby represents and warrants that he or it is duly authorized to execute and deliver this Note on behalf of Borrower in accordance with the terms and provisions of the documents governing the affairs of Borrower.

14. Payment in Lawful Money; No Offsets. All payments due hereunder shall be made in lawful money of the United States of America. All sums due hereunder shall be payable without offset, demand, abatement or counterclaim of any kind or nature whatsoever, all of which are hereby waived by Borrower.

15. No Amendment or Waiver Except in Writing. This Note may not be amended or modified orally in any manner; and this Note may be amended or modified only by a writing duly executed by Borrower and Lender, or duly appended or affixed to this Note in accordance with the requirements of applicable law, which amendment expressly refers to this Note and the intent of the parties so to amend this Note. No provision of this Note may be waived by Lender, except in writing executed by Lender, and which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Lender, or any omission by Lender to take action with respect to any provision of this Note or any Loan Documents. No such express written waiver shall affect any other provision of this Note, or cover any default or time

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period or event, other than the matter as to which an express written waiver has been given hereunder, as specified in such written waiver.

16. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

17. Certain Rules of Construction. The headings of each paragraph of this Note are for information and convenience only and do not limit or construe the contents of any provision of this Note. The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is, or may become, liable for the payment of this Note, and consistent with the provisions herein contained, in order to achieve the objectives of the parties hereto unconditionally and to impose on Borrower the Indebtedness evidenced by this Note in accordance with the terms hereof.

18. Severability. If any term of this Note, or the application thereof to any persons or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

19. Lender. The term "Lender" as used herein shall mean Professional Bank, a Florida state-chartered bank, or any future owner or holder of this Note, including pledgees and transferees of this Note, and/or the Loan Documents, or any of them, or any person or entity acquiring or owning a participation interest herein or therein.

20. No Usury. It is expressly stipulated and agreed to be the intent of Borrower and Lender hereof to at all times comply with the usury and other laws relating to this Note, and the other Loan Documents in effect, or hereafter in effect, in the State of Florida. All sums received or agreed to be paid to Lender hereunder for the use, forbearance or detention of the Indebtedness under this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note. If the laws of the State of Florida are revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note, or any of the other Loan Documents, or contracted for, charged or received with respect to the loan evidenced by this Note, or if Lender's exercise of the right herein contained to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower' having paid any interest in excess of that permitted by law, then it is Borrower' and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note, and the other Loan Documents be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of execution of any new documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. Lender is located in the State of Florida and is licensed or chartered under the laws of the State of Florida and authorized to conduct a lending business.

21. Time. Time is of the essence of this Note.

22. Consent and Waiver. Each Obligor (which term shall mean and include Borrower, each guarantor, endorser, and all others who may become liable for all or any part of the obligations evidenced hereby), does hereby, jointly and severally: (a) consent to any forbearance or extension of the time or manner of payment hereof and the release of all or any part of any security held by the Lender to secure payment of this Note and to the subordination of the lien of the mortgage and any other instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice to or

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consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Lender's rights and remedies hereunder or to the enforcement hereof and that the Lender may with the consent of Borrower extend, modify or postpone the time and manner of payment and performance of this Note and any instrument securing this Note, may grant forbearances and may release, wholly or partially, any security held by the Lender as security for this Note and release, partially or wholly, any person or party primarily or secondarily liable with respect to this Note, all without notice to or consent by any party primarily or secondarily liable hereunder and without thereby releasing, discharging or diminishing its rights and remedies against any other party primarily or secondarily liable hereunder; and (c) waive notice of acceptance of this Note, and presentment, demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Lender in connection with this Note or any instrument securing this Note and waive all requirements necessary to hold that party to the liability of that party.

23. Waiver of Jury Trial. To the extent permitted by applicable law, the Borrower hereby waive trial by jury in any action or proceeding to which the Borrower and the Lender may be parties, arising out of or in any way pertaining to (a) this Note, or (b) the Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by the Borrower, and the Borrower hereby represents that no representation of fact or opinion has been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.

24. Documentary Stamps. Documentary stamps on this Note in the amount required by Florida law have been purchased and evidence thereof affixed to the Mortgage securing this Note.

IN WITNESS WHEREOF, the Borrower have executed or caused this Note to be executed on the date set forth on the first page hereof.

Upexi 17129 Florida, LLC, a Delaware limited liability company

By: Upexi Inc., a Nevada corporation, formerly known as Grove, Inc., a Nevada corporation
Its: Manager

By:______________________________
Name: Andrew J. Norstrud
Its: Chief Financial Officer

Upexi Inc., a Nevada corporation, formerly known as Grove, Inc., a Nevada corporation

By:______________________________
Name: Andrew J. Norstrud
Its: Chief Financial Officer

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